UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of Event Requiring Report: April 30, 2003


                               JURE HOLDINGS, INC.
                     (FORMERLY KNOWN AS THOR VENTURES CORP.)
             (Exact Name of Registrant as Specified on its Charter)


       000-28731                            98-0211356
       ---------                            ----------
(Commission File Number)       (IRS Employer Identification Number)


                                     FLORIDA
         (State or Other Jurisdiction of Incorporation or Organization)


                     1177 West Hastings Street, Suite 1818,
                   Vancouver, British Columbia, Canada V6E 2K3
                    (Address of Principal Executive Offices)


                                 (604) 602-1717
              (Registrant's Telephone Number, Including Area Code)






ITEM 4.  Changes in Registrant's Certifying Accountant

On April 30, 2003, Clancy and Co. P.L.L.C. ("Clancy"), the principal accountant previously engaged to audit the Company's financial statements, resigned as auditors for Jure Holdings, Inc. (the "Company".) On that same date, April 30, 2003, the Company retained Staley, Okada & Partners ("Staley") as the principal accountants to replace Clancy. The Company's board of directors approved the change of accountants from Clancy to Staley.

The audit reports of Clancy on the Company's financial statements for the two most recent fiscal years ending December 31, 2002 and December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph for a going concern uncertainty.

In connection with the audits of the fiscal years ending December 31, 2002 and December 31, 2001 including the subsequent interim periods through April 30, 2003, the date of resignation, the Company had no disagreements with Clancy with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B. Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused Clancy to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

During the fiscal years ending December 31, 2002 and December 31, 2001, including the subsequent interim periods through April 30, 2003, the date of Clancy's resignation, and prior to the appointment of Staley, the Company (or anyone on its behalf) did not consult with Staley regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult Staley in respect to these matters during the time periods detailed herein.

The Company provided Clancy with a copy of this report prior to filing it with the Securities and Exchange Commission ("Commission"). The Company requested that Clancy furnish the Company with a letter to the Commission stating whether Clancy agrees with the above statements. A copy of that letter dated May 27, 2003 is filed as an Exhibit to this Form 8-K/A.

ITEM 7.           Financial Statements and Exhibits

The following exhibit is included as part of this report:

EXHIBIT      PAGE
NO.          NO.       DESCRIPTION

16            3        Letter from Clancy stating that it has reviewed the Form
                       8-K/A and has no objection to the statements made within this Form 8-K/A.

Jure Holdings, Inc.
A Florida corporation


By: /s/ Henry Dattler
    ----------------------------
Henry Dattler
President
EXHIBIT 16

                    [Letterhead of Clancy and Co., P.L.L.C.]
                              1300 E. Missouri Ave.
                                   Suite B-200
                             Phoenix, Arizona 85014


May 27, 2003

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Ladies and Gentlemen:

We have read the statements about our firm included under Item 4 in the Form 8-K/A dated April 30, 2003, of Jure Holdings, Inc. to be filed with the Securities and Exchange Commission on May 27, 2003, and are in agreement with the statements contained therein.

Very truly yours,

Clancy and Co., P.L.L.C.


clancy and Co., P.L.L.C.
Certified Public Accountants